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                        AMERICAN INDEPENDENCE FUNDS TRUST
                   THE INTERNATIONAL MULTI-MANAGER STOCK FUND

                        Supplement dated January 7, 2004
                     to the Prospectus dated March 1, 2003,

The International Multi-Manager Stock Fund (the "Fund"), which invests all of its assets in the International Equity Portfolio of the AMR Trust, received an Information Statement from the International Equity Portfolio stating that effective October 24, 2003, Independence Investment LLC has been terminated as an investment adviser to the International Equity Portfolio. The portion of Fund assets managed by Independence Investment LLC will be allocated among the other three investment advisers. As such, the following changes are hereby made to the prospectus.

         On page 7, the last sentence of the second paragraph in the Principal Strategies section is hereby deleted and replaced with the following:

         The Manager currently allocates the assets of the Portfolio, generally on an equal basis, among three investment advisers.

On page 29, the 3rd, 4th and 5th paragraphs under the Principal Investment Strategies section and the Investment Advisers section on page 30 are hereby deleted and replaced with the following:

         The Manager currently allocates the Fund's assets, generally on an equal basis, among three investment advisers:

         Causeway Capital Management LLC
         Lazard Asset Management LLC
         Templeton Investment Counsel, LLC

The investment advisers may also consider potential changes in currency exchange rates when choosing stocks. Each of the investment advisers determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The decision to sell a stock is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks. The Manager believes that this strategy will help the Fund outperform other investment styles over the longer term while minimizing volatility and downside risk. The Fund may trade forward foreign currency contracts or currency futures to hedge currency fluctuations of underlying stock positions when it is believed that a foreign currency may suffer a decline against the U.S. dollar.

As noted above, the Fund has a policy of investing at least 80% of its assets in securities that are consistent with the Fund's name. If the Fund changes this policy, a notice will be sent to shareholders at least 60 days in advance of the change and the Prospectus will be supplemented.

On pages 41 and 42, the reference to Independence Investment LLC is hereby deleted.

          INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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                        AMERICAN INDEPENDENCE FUNDS TRUST
                   THE INTERNATIONAL MULTI-MANAGER STOCK FUND

                     Supplement dated January 7, 2004 to the
            Statement of Additional Information dated March 1, 2003,

The International Multi-Manager Stock Fund (the "Fund"), which invests all of its assets in the International Equity Portfolio of the AMR Trust, received an Information Statement from the International Equity Portfolio stating that effective October 24, 2003, Independence Investment LLC has been terminated as an investment adviser to the International Equity Portfolio. The portion of Fund assets managed by Independence Investment LLC will be allocated among the other three investment advisers. As such, the following changes are hereby made to the statement of additional information.

On page 23, the paragraph describing Independence Investment LLC is hereby deleted.



          INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.